Statement of Additional Information Supplement	October 11, 2016

Putnam Global Industrials Fund

Statement of Additional Information dated December 30, 2015

The sub-sections Other accounts managed and Ownership of securities in the PORTFOLIO MANAGERS section are supplemented to reflect that the fund’s portfolio manager is now Daniel Schiff.

Other accounts managed

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s portfolio manager managed as of September 30, 2016. The other accounts may include accounts for which the individual was not designated as a portfolio manager. Unless noted, none of the other accounts pays a fee based on the account's performance.

Portfolio manager	Other SEC-registered open-end and closed-end funds		Other accounts that pool assets from more than one client		Other accounts (including separate accounts, managed account programs and single-sponsor defined contribution plan offerings)
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Daniel Schiff	1	$7,300,000	0	0	1	$100,000

Ownership of securities

The dollar range of shares of the fund owned by the portfolio manager as of September 30, 2016, including investments by immediate family members and amounts invested through retirement and deferred compensation plans, was $0.

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